UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 7, 2011 (December 2, 2011)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 2, 2011, SM Energy Company (the “Company”) consummated its previously announced transaction with Mitsui E&P Texas LP (“Mitsui”), a wholly owned subsidiary of Mitsui & Co., Ltd.

As contemplated by the Acquisition and Development Agreement, by and between the Company and Mitsui, dated as of June 29, 2011, and amended as of October 13, 2011, and December 2, 2011 (the “ADA”), the Company conveyed a 12.5% working interest in its non-operated oil and gas assets in the Eagle Ford Shale in south Texas (the “Non-operated Eagle Ford Assets”) to Mitsui in exchange for (i) Mitsui's agreement to fund 90% of certain of the Company's drilling and completion costs related to the Company's remaining interest in the Non-operated Eagle Ford Assets, until Mitsui has expended $680 million on the Company's behalf (the “Carried Cost Obligation”), and (ii) reimbursement of approximately $101 million (the “Reimbursement Amount”), which represents the Company's capital and operating expense outlays related to the 12.5% interest in the Non-operated Eagle Ford Assets conveyed to Mitsui, as well as 50% of the Company's capital costs associated with its investment in the mid-stream assets related to the Non-operated Eagle Ford Assets, in which midstream assets Mitsui also acquired a 12.5% interest. The Carried Cost Obligation and the Reimbursement Amount are subject to post-closing adjustments, which the Company expects to be completed within 180 days of closing.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 5, 2011, the Company issued a press release announcing that the Company and Mitsui had consummated the transactions contemplated by the ADA. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated December 5, 2011, entitled “SM Energy Announces Closing of Previously Announced Non-Operated Eagle Ford Carry Agreement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	December 7, 2011	By:	/s/ DAVID W. COPELAND
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary